Ex. 10.27(b)

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

First Amendment to Manufacturing Services Agreement
Between Ardelyx, Inc. and Patheon Pharmaceuticals Inc.

THIS AMENDMENT NO. 1 (“Amendment 1”) is entered into by and between Ardelyx, Inc. a Delaware corporation with a principal place of business at 400 5th Ave., Suite 210, Waltham, MA 02451, USA (“Client”) and Patheon Pharmaceuticals Inc., located at 2110 East Galbraith Road, Cincinnati, OH 45237, USA (“Patheon”).
WHEREAS, Patheon and Client entered into that certain Manufacturing Services Agreement dated May 18, 2020 (the “MSA”);
AND WHEREAS, Patheon and Client wish to amend the MSA as set forth in this Amendment. All capitalized terms used but not defined in this Amendment shall have the respective meanings set forth in the MSA;
NOW, THEREFORE, in consideration of the foregoing recitals that are hereby incorporated by reference hereunder and made a part of this Amendment 1 as if expressly set forth below, the promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties wish to amend the MSA as follows:
1.The Amendment 1 shall take effect as of the date last signed below (“Amendment Effective Date”).
2.Appendix 1 “Commercial Supply Pricing” of the MSA is deleted in its entirety and shall be replaced as set forth in Exhibit 1 hereto.
3.Section 2.2(a) of the MSA is hereby augmented such that, as of the Amendment Effective Date, the Minimum [***] Requirement will be based on [***]. The Parties agree that a [***] shall count as [***] for purposes of calculating [***] contemplated in such Section 2.2(a).
4.Except as expressly provided in this Amendment 1, the MSA shall remain unchanged.

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Ex. 10.27(b)

IN WITNESS WHEREOF, the Parties hereto have executed or caused this Amendment 1 to be executed by their respective officers or other representatives duly authorized as of the Amendment Effective Date.
Ardelyx, Inc.
By: /s/ Justin Renz
Print Name: Justin Renz
Title: Chief Financial and Operations Manager
Date: 1/24/2023
Patheon Pharmaceuticals Inc.
By: /s/ Alan Bensman
Print Name: Alan Bensman
Title: General Manager, Cincinnati
Date: 2/27/2023

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Ex. 10.27(b)

EXHIBIT 1
Commercial Supply Pricing
[***]
Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.